UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

United Therapeutics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1040 Spring Street
Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UTHR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As described in Item 5.07 below, on September 30, 2021, at a Special Meeting of Shareholders of United Therapeutics Corporation (the “Company”), the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”). As described in Item 5.03 below, the Amendment was filed with the Secretary of State of the State of Delaware on September 30, 2021 and became effective immediately, effecting the conversion of the Company to a Delaware public benefit corporation (the “Conversion”).

The Company’s Board of Directors (the “Board”) approved a new form of Indemnification Agreement for each of the Company’s directors and executive officers, updated to reflect the Conversion. Each of the Company’s directors and executive officers entered into the new form of Indemnification Agreement, effective as of the effective time of the Conversion.

The foregoing description of the form of Indemnification Agreement is qualified in its entirety by the full text of the form of Indemnification Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2021, the Company filed a Restated Certificate of Incorporation (the “Restated Certificate”) incorporating the Amendment described in Item 1.01. The changes to the Certificate of Incorporation consist of the following:

•	Adding language stating that the Company is a public benefit corporation; and

•	Adding language to the Company’s statement of business purpose identifying the specific public benefits to be promoted by the Company, as follows:

United Therapeutics Corporation’s public benefit purpose is to provide a brighter future for patients through (a) the development of novel pharmaceutical therapies; and (b) technologies that expand the availability of transplantable organs.

The effects of the Conversion are further described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on August 19, 2021.

The foregoing description of the Restated Certificate is qualified in its entirety by the full text of the Restated Certificate, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 30, 2021, the Company held a Special Meeting of Shareholders (the “Special Meeting”). The Company’s shareholders considered one matter, a proposal to amend the Company’s Restated Certificate of Incorporation to convert the Company into a Delaware public benefit corporation. The final voting results for this proposal are as follows:

Votes for:	34,328,695
Votes against:	3,573,042
Abstentions:	686,483
Broker non-votes:	—

Under Delaware law, the approval of holders of a majority of the shares outstanding is required in order to approve the amendment to the Company’s Restated Certificate of Incorporation and thereby convert to a public benefit corporation. As a result, the proposal was approved.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Restated Certificate of Incorporation of United Therapeutics Corporation
10.1	Form of Director and Officer Indemnification Agreement
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: October 1, 2021	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel

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